UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 14, 2023

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 14, 2023, Global Net Lease, Inc. (“GNL” or the “Company”) filed a prospectus supplement to the prospectus contained in its shelf registration statement on Form S-3 (File No. 333-268150) to register the resale of up to 35,339,062 shares of its common stock, $0.01 par value per share (the “Shares”), pursuant to the terms of the Registration Rights and Stockholders Agreement, dated as of September 12, 2023, by and among GNL, AR Global Investments, LLC, a Delaware limited liability company (“Advisor Parent”), Global Net Lease Special Limited Partnership, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Advisor Parent, and Necessity Retail Space Limited Partner, LLC, a Delaware limited liability company and wholly-owned subsidiary of Advisor Parent. Furthermore, on September 14, 2023, we entered into a Joinder to the Registration Rights and Stockholders Agreement, pursuant to which we consented to the transfer of 29,614,825 shares of Common Stock by Advisor Parent to MWM PIC, LLC, a Delaware limited liability company (the "Transferee") for all purposes under the Registration Rights and Stockholders Agreement and acknowledged that the Transferee may accede to all rights and obligations of a Holder (as defined in the Registration Rights and Stockholders Agreement) thereunder.

The above description of the Joinder to the Registration Rights and Stockholders Agreement is a summary and is qualified in its entirety by the terms of the Joinder to the Registration Rights and Stockholders Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

A copy of the opinion of Venable LLP relating to the Shares is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
5.1	Opinion of Venable LLP
10.1	Joinder to the Registration Rights and Stockholders Agreement dated September 14, 2023 by and between Global Net Lease, Inc. and MWM PIC, LLC.
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: September 14, 2023	By:	/s/ James L. Nelson
	Name:	James L. Nelson
	Title:	Co-Chief Executive Officer